                                                                    EXHIBIT 99.4




CASE NAME:      KEVCO GP, INC.                                     ACCRUAL BASIS

CASE NUMBER:    401-40786-BJH-11

JUDGE:          BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:



/s/ Wilford W. Simpson                                          TREASURER
---------------------------------------                  -----------------------
Original Signature of Responsible Party                          Title

WILFORD W. SIMPSON                                             JULY 5, 2001
---------------------------------------                  -----------------------
Printed Name of Responsible Party                                 Date


PREPARER:

/s/ Dennis S. Faulkner                                   ACCOUNTANT FOR DEBTOR
---------------------------------------                  -----------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                             JULY 5, 2001
---------------------------------------                  -----------------------
Printed Name of Preparer                                          Date

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 1

CASE NUMBER:   401-40786-BJH-11


COMPARATIVE BALANCE SHEET

                                                                   SCHEDULED           MONTH
ASSETS                                                               AMOUNT           MAY-01          MONTH          MONTH
------                                                             ---------          ------          -----          -----
1    Unrestricted Cash
2    Restricted Cash
3    Total Cash                                                            0               0              0              0
4    Accounts Receivable (Net)
5    Inventory
6    Notes Receivable
7    Prepaid Expenses
8    Other (Attach List)                                                   0               0              0              0
9    Total Current Assets                                                  0               0              0              0
10.  Property, Plant & Equipment
11.  Less: Accumulated Depreciation/Depletion
12.  Net Property, Plant & Equipment                                       0               0              0              0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)                      0               0              0              0
15.  Other (Attach List)                                             360,837         360,837              0              0
16.  Total Assets                                                    360,837         360,837              0              0

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                                   0              0              0
23.  Total Post Petition Liabilities                                                       0              0              0

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                      75,885,064      38,219,089
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                                         128,815,071     128,815,071              0              0
28.  Total Pre Petition Liabilities                              204,700,135     167,034,160              0              0
29.  Total Liabilities                                           204,700,135     167,034,160              0              0

EQUITY

30.  Pre Petition Owners' Equity                                                (204,339,298)
31.  Post Petition Cumulative Profit Or (Loss)
32.  Direct Charges To Equity (Attach Explanation )(Footnote)                     37,665,975
33.  Total Equity                                                               (166,673,323)             0              0
34.  Total Liabilities and Equity                                                    360,837              0              0


This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                                    SUPPLEMENT TO

CASE NUMBER:  401-40786-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                          SCHEDULED          MONTH
ASSETS                                     AMOUNT           MAY-01          MONTH         MONTH
------                                    ---------         ------          -----         ------
A
B
C
D
E
TOTAL OTHER ASSETS - LINE 8                      0              0              0              0

A
B
C
D
E
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                           0              0              0              0

A.    Investment in Subsidiaries           360,837        360,837
B
C
D
E
TOTAL OTHER ASSETS - LINE 15               360,837        360,837              0              0

POST PETITION LIABILITIES
A
B
C
D
E
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                           0              0              0

PRE PETITION LIABILITIES
A.    Interco.Payables (FOOTNOTE)          315,071        315,071
B.    10 3/8% Senior Sub. Notes        105,000,000    105,000,000
C.    Sr. Sub. Exchangeable Notes       23,500,000     23,500,000
D
E
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                 128,815,071    128,815,071              0              0

CASE NAME:    KEVCO GP, INC.                                  ACCRUAL BASIS - 2

CASE NUMBER:  401-40786-BJH-11

INCOME STATEMENT


                                             MONTH                            QUARTER
REVENUES                                     MAY-01     MONTH      MONTH       TOTAL
--------                                     ------     -----      -----       -----

1.     Gross Revenues                                                              0
2.     Less: Returns & Discounts                                                   0
3.     Net Revenue                               0          0          0           0

COST OF GOODS SOLD

4.     Material                                                                    0
5.     Direct Labor                                                                0
6.     Direct Overhead                                                             0
7.     Total Cost Of Goods Sold                  0          0          0           0
8.     Gross Profit                              0          0          0           0

OPERATING EXPENSES

9.     Officer / Insider Compensation                                              0
10.    Selling & Marketing                                                         0
11.    General & Administrative                                                    0
12.    Rent & Lease                                                                0
13.    Other (Attach List)                                                         0
14.    Total Operating Expenses                  0          0          0           0
15.    Income Before Non-Operating
       Income & Expense                          0          0          0           0

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)                                             0
17.    Non-Operating Expense (Att List)                                            0
18.    Interest Expense                                                            0
19.    Depreciation / Depletion                                                    0
20.    Amortization                                                                0
21.    Other (Attach List)                                                         0
22.    Net Other Income & Expenses               0          0          0           0

REORGANIZATION EXPENSES

23.    Professional Fees                                                           0
24.    U.S. Trustee Fees                                                           0
25.    Other (Attach List)                                                         0
26.    Total Reorganization Expenses             0          0          0           0
27.    Income Tax                                                                  0
28.    Net Profit (Loss)                         0          0          0           0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                                  ACCRUAL BASIS - 3

CASE NUMBER:  401-40786-BJH-11


CASH RECEIPTS AND                              MONTH                                 QUARTER
DISBURSEMENTS                                 MAY-01        MONTH        MONTH        TOTAL
-----------------                             ------        -----        -----       -------

1.     Cash - Beginning Of Month           (SEE ATTACHED SUPPLEMENT AND FOOTNOTE).

RECEIPTS FROM OPERATIONS

2.     Cash Sales                                                                         0

COLLECTION OF ACCOUNTS RECEIVABLE

3.     Pre Petition                                                                       0
4.     Post Petition                                                                      0
5.     Total Operating Receipts                   0             0            0            0

NON-OPERATING RECEIPTS

6.     Loans & Advances (Attach List)             0             0            0            0
7.     Sale of Assets                                                                     0
8.     Other (Attach List)                                                                0
9.     Total Non-Operating Receipts               0             0            0            0
10.    Total Receipts                             0             0            0            0
11.    Total Cash Available                       0             0            0            0

OPERATING DISBURSEMENTS

12.    Net Payroll                                                                        0
13.    Payroll Taxes Paid                                                                 0
14.    Sales, Use & Other Taxes Paid                                                      0
15.    Secured / Rental / Leases                                                          0
16.    Utilities                                                                          0
17.    Insurance                                                                          0
18.    Inventory Purchases                                                                0
19.    Vehicle Expenses                                                                   0
20.    Travel                                                                             0
21.    Entertainment                                                                      0
22.    Repairs & Maintenance                                                              0
23.    Supplies                                                                           0
24.    Advertising                                                                        0
25.    Other (Attach List)                        0             0            0            0
26.    Total Operating Disbursements              0             0            0            0

REORGANIZATION DISBURSEMENTS

27.    Professional Fees                                                                  0
28.    U.S. Trustee Fees                                                                  0
29.    Other (Attach List)                        0             0            0            0
30.    Total Reorganization Expenses              0             0            0            0
31.    Total Disbursements                        0             0            0            0
32.    Net Cash Flow                              0             0            0            0
33.    Cash - End of Month                        0             0            0            0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                     SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2001
CASE NUMBER:  401-40786-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                                 DIST LP          MFG           MGMT       HOLDING   COMP     KEVCO INC     TOTAL
                                                 -------          ---           ----       -------   ----     ---------     -----

 1     CASH-BEGINNING OF MONTH                         --        (66,617)    15,894,069     5,010    6,050       1,000    15,839,512

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                      --             --                                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                    --             --                                                          --
 4     POST PETITION                            1,632,245      3,693,478                                                   5,325,723

 5     TOTAL OPERATING RECEIPTS                 1,632,245      3,693,478             --        --       --          --     5,325,723

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                               --                                                          --
 7     SALE OF ASSETS                           4,482,109        484,077                                                   4,966,186
 8     OTHER                                       90,909             --        157,652        --       --     106,188       354,749
       INTERCOMPANY TRANSFERS                    (478,997)    (1,518,081)     2,103,266        --       --    (106,188)           --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE                                        107,606
               RENT                                32,000
               TAX REFUND                                                                                      106,188
               MISC.                               58,909                                               --
               INTEREST INCOME                                                   50,046

 9     TOTAL NON OPERATING RECEIPTS             4,094,021     (1,034,004)     2,260,918        --       --          --     5,320,935

10     TOTAL RECEIPTS                           5,726,266      2,659,474      2,260,918        --       --          --    10,646,658

11     CASH AVAILABLE                           5,726,266      2,592,857     18,154,987     5,010    6,050       1,000    26,486,170

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                700,664        526,941        203,943                                    1,431,548
13     PAYROLL TAXES PAID                                             --        647,797                                      647,797
14     SALES, USE & OTHER TAXES PAID               11,522             --             --                                       11,522
15     SECURED/RENTAL/LEASES                      177,239         36,916         37,642                                      251,797
16     UTILITIES                                   67,692         10,668         66,785                                      145,145
17     INSURANCE                                   14,687             --        490,925                                      505,612
18     INVENTORY PURCHASES                         10,627      1,173,682             --                                    1,184,309
19     VEHICLE EXPENSE                             17,018         16,375             --                                       33,393
20     TRAVEL                                       9,370         25,190            864                                       35,424
21     ENTERTAINMENT                                4,182            524            107                                        4,813
22     REPAIRS & MAINTENANCE                       10,148         28,139             --                                       38,287
23     SUPPLIES                                     1,839         16,336         12,624                                       30,799
24     ADVERTISING                                     --             --             --                                           --
25     OTHER                                    4,701,250        742,608        235,456        --       --          --     5,679,314
             LOAN PAYMENTS                      4,482,109        484,077             --                                    4,966,186
               FREIGHT                             87,851        144,842                                                     232,693
               CONTRACT LABOR                       1,183            346         59,580                                       61,109
               401 K PAYMENTS                                         --         54,196                                       54,196
               PAYROLL TAX ADVANCE ADP                                                                                            --
               WAGE GARNISHMENTS                                                                                                  --
               MISC.                              130,107        113,343        121,680                                      365,130

26     TOTAL OPERATING DISBURSEMENTS            5,726,238      2,577,379      1,696,143        --       --          --     9,999,760

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                              --        196,900                                      196,900
28     US TRUSTEE FEES                                                --                                                          --
29     OTHER                                                                                                                      --
30     TOTAL REORGANIZATION EXPENSE                    --             --        196,900        --       --          --       196,900

31     TOTAL DISBURSEMENTS                      5,726,238      2,577,379      1,893,043        --       --          --    10,196,660

32     NET CASH FLOW                                   28         82,095        367,875        --       --          --       449,998

33     CASH- END OF MONTH                              28         15,478     16,261,944     5,010    6,050       1,000    16,289,510

CASE NAME:    KEVCO GP, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:  401-40786-BJH-11

                                                      SCHEDULED           MONTH
ACCOUNTS RECEIVABLE AGING                              AMOUNT            MAY-01           MONTH          MONTH
-------------------------                              ------            ------           -----          -----

1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable                              0                0               0              0
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)                              0                0               0              0

AGING OF POST PETITION                                         MONTH:  MAY-01
TAXES AND PAYABLES                                                   ----------

                                      0 - 30           31 - 60          61 - 90            91 +
TAXES PAYABLE                          DAYS             DAYS              DAYS             DAYS          TOTAL
-------------                          ----             ----              ----             ----          -----

1.    Federal                                                                                               0
2.    State                                                                                                 0
3.    Local                                                                                                 0
4.    Other (Attach List)                0                  0                0                0             0
5.    Total Taxes Payable                0                  0                0                0             0
6.    Accounts Payable                                                                                      0

                                                               MONTH:  MAY-01
STATUS OF POST PETITION TAXES                                        ----------

                                  BEGINNING TAX     AMOUNT WITHHELD                       ENDING TAX
FEDERAL                            LIABILITY *       AND/OR ACCRUED     (AMOUNT PAID)     LIABILITY
-------                           -------------     ---------------     -------------     ---------

1.    Withholding **                                                                              0
2.    FICA - Employee **                                                                          0
3.    FICA - Employer **                                                                          0
4.    Unemployment                                                                                0
5.    Income                                                                                      0
6.    Other (Attach List)                    0                   0                 0              0
7.    Total Federal Taxes                    0                   0                 0              0

STATE AND LOCAL

8.    Withholding                                                                                 0
9.    Sales                                                                                       0
10.   Excise                                                                                      0
11.   Unemployment                                                                                0
12.   Real Property                                                                               0
13.   Personal Property                                                                           0
14.   Other (Attach List)                    0                   0                 0              0
15.   Total State And Local                  0                   0                 0              0
16.   Total Taxes                            0                   0                 0              0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:  401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:   MAY-01
                                                                   ------------

BANK RECONCILIATIONS                          Account # 1     Account # 2
--------------------                          -----------     -----------

A.    BANK:                                                                    Other Accounts
B.    ACCOUNT NUMBER:                                                           (Attach List)       TOTAL
C.    PURPOSE (TYPE):
1.    Balance Per Bank Statement                                                          0             0
2.    Add: Total Deposits Not Credited                                                    0             0
3.    Subtract: Outstanding Checks                                                        0             0
4.    Other Reconciling Items                                                             0             0
5.    Month End Balance Per Books                       0              0                  0             0
6.    Number of Last Check Written

INVESTMENT ACCOUNTS

                                               DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER                   PURCHASE       INSTRUMENT      PURCHASE PRICE       CURRENT VALUE
---------------------------                   --------       ----------      --------------       -------------

7.

8.

9.

10.   (Attach List)                                                                      0                   0

11.   Total Investments                                                                  0                   0

CASH

12.   Currency On Hand                                                                                       0
13.   Total Cash - End of Month                                                                              0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:    KEVCO GP, INC.                                   ACCRUAL BASIS - 6

CASE NUMBER:  401-40786-BJH-11
                                                             MONTH:   MAY-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                             ------------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   TYPE OF           AMOUNT            TOTAL PAID
            NAME                   PAYMENT            PAID              TO DATE
            ----                   -------           ------            ----------

1.
2.
3.
4.
5.       (Attach List)                                   0                     0
6.       Total Payments To Insiders                      0                     0

                                  PROFESSIONALS

                                    DATE OF
                                  COURT ORDER                                                              TOTAL
                                  AUTHORIZING        AMOUNT           AMOUNT           TOTAL PAID        INCURRED
              NAME                  PAYMENT         APPROVED           PAID              TO DATE        & UNPAID *
              ----                -----------       --------          ------           ----------       ----------

1.
2.
3.
4.
5.       (Attach List)                                    0               0                    0                0
6.       Total Payments To Professionals                  0               0                    0                0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                            SCHEDULED       AMOUNTS        TOTAL
                                             MONTHLY         PAID          UNPAID
                                            PAYMENTS        DURING         POST
                NAME OF CREDITOR               DUE           MONTH       PETITION
                ----------------               ---           -----       --------

1.
2.
3.
4.
5.       (Attach List)                           0             0               0
6.       TOTAL                                   0             0               0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:    KEVCO GP, INC.                                  ACCRUAL BASIS - 7

CASE NUMBER:  401-40786-BJH-11

                                                             MONTH:   MAY-01
QUESTIONNAIRE                                                      -------------

                                                                                                    YES         NO
                                                                                                    ---         --
 1.     Have any Assets been sold or transferred outside the normal course of business
        this reporting period?                                                                                   X
 2.     Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                      X
 3.     Are any Post Petition Receivables (accounts, notes, or loans) due from related
        parties?                                                                                                 X
 4.     Have any payments been made on Pre Petition Liabilities this reporting period?               X
 5.     Have any Post Petition Loans been received by the debtor from any party?                                 X
 6.     Are any Post Petition Payroll Taxes past due?                                                            X
 7.     Are any Post Petition State or Federal Income Taxes past due?                                            X
 8.     Are any Post Petition Real Estate Taxes past due?                                                        X
 9.     Are any other Post Petition Taxes past due?                                                              X
10.     Are any amounts owed to Post Petition creditors delinquent?                                              X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                       X
12.     Are any wage payments past due?                                                                          X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE 1, 24 [D])

INSURANCE

                                                                                                    YES         NO
                                                                                                    ---         --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                          X
2.      Are all premium payments paid current?                                                        X
3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

         TYPE OF POLICY               CARRIER                   PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
         --------------               -------                   --------------              --------------------------

General Liability                  Liberty Mutual                9/1/00-9/1/01              Annual            $313,520
Umbrella                           National Union                6/1/00-9/1/01              Annual            $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40786-BJH-11                                 ACCRUAL BASIS

                                                          MONTH:     MAY-01
                                                                ---------------

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER     FOOTNOTE / EXPLANATION
-------      -----------     ----------------------
 1                  24        (A) Pursuant to an Asset Purchase Agreement
 7                   4        approved by the Court on February 23, 2001 and
                              effective as of the same date among Kevco, Inc.,
                              Kevco Manufacturing, LP, Wingate Management Co.
                              II, LP and Adorn LLC, certain assets and
                              liabilities of Design Components, a division of
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), were transferred to Adorn, LLC.
                              At the effective date of purchase, Buyer assumed
                              certain executory contracts, approximately $1.6
                              million of Kevco Manufacturing, LP's unsecured
                              pre-petition liabilities, $3.5 million of accounts
                              receivable, $5 million of inventory and $2.2
                              million (book value) of property and equipment.
                              Payment was made directly to Bank of America, the
                              secured lender, thereby reducing pre-petition
                              secured debt.
                              (B) Pursuant to an Asset Purchase Agreement
                              approved by the Court on April 3, 2001 and
                              effective as of the same date, Universal Forest
                              Products Eastern Division, Inc. purchased the
                              assets (inventory, equipment, machinery and five
                              of the seven facilities at which Sunbelt Wood
                              Components Division operates) of the Sunbelt
                              division of Kevco Manufacturing, L.P.
                              Approximately $ 7 million in sales proceeds were
                              paid directly to Bank of America thereby reducing
                              pre-petition secured debt.
                              (C) Debtor paid $15 million from available cash
                              during April to Bank of America to reduce
                              pre-petition secured debt.
                              (D) Pursuant to an Asset Purchase Agreement
                              approved by the Court on April 25, 2001 and
                              effective as of April 30, 2001, Alliance
                              Investment and Management Company, Inc. purchased
                              most of the assets (inventory, equipment,
                              machinery and two of seven facilities) of the
                              South Region of Kevco Distribution, LP.
                              Approximately $4 million in sales proceeds were
                              paid directly to Bank of America thereby reducing
                              pre-petition secured debt.

 1                  27A       Intercompany payables are to co-debtors Kevco
                              Management Co. (Case No. 401-40788-BJH-11), Kevco
                              Distribution, LP (Case No. 401-40789-BJH-11),
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                              401-40785-BJH-11), Kevco, Inc. (Case No.
                              401-40783-BJH-11), DCM Delaware, Inc. (Case No.
                              401-40787-BJH-11), and Kevco Components, Inc.
                              (Case No. 401-40790-BJH-11).

 1                  32        The direct charges to equity are due to the
                              secured debt reductions pursuant to sales of two
                              of Kevco Manufacturing, L.P.'s operating divisions
                              (Design Components and Sunbelt Wood), and the
                              asset sale of the South Region of Kevco
                              Distribution as well as a direct cash payment of
                              $15 million (See Footnote 1,24). The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH-11) has been guaranteed by all of
                              its co-debtors (See Footnote 1,27A); therefore,
                              the secured debt is reflected as a liability on
                              all of the Kevco entities. The charge to equity is
                              simply an adjustment to the balance sheet.

 3                   1        Pursuant to the February 12, 2001 Order (1)
                              Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of, Kevco
                              Management Co. (co-debtor, Case No.
                              401-40788-BJH-11). Accordingly, all cash receipts
                              and disbursements flow through Kevco Management's
                              Bank of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis - 3. Kevco GP, Inc. has
                              no active bank accounts.
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